UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________
FORM 8-K
 _____________________________________________
Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 19, 2019
 _____________________________________________
Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
 _____________________________________________

Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 422-2121
(Former name or former address, if changed since last report.)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	MPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Accounts Receivable Securitization Facility

On July 19, 2019, Marathon Petroleum Corporation (“MPC”) amended its existing accounts receivable securitization facility by entering into a Second Amendment to Receivables Purchase Agreement (the “Second Amendment”) by and among MPC Trade Receivables Company LLC, as seller, Marathon Petroleum Company LP, as servicer, MUFG Bank, Ltd., as administrative agent, certain committed purchasers and conduit purchasers party thereto from time to time, as purchasers, and certain other financial institutions party thereto from time to time as managing agents and letter of credit issuers. The Second Amendment amends that certain Receivables Purchase Agreement, dated as of December 18, 2013 and as previously amended by that certain First Amendment to Receivables Purchase Agreement, dated as of July 20, 2016 (as amended, the “Receivables Purchase Agreement”).

The Second Amendment, among other things, extends the term of the Receivables Purchase Agreement to July 16, 2021. A summary of the terms of the Receivables Purchase Agreement as originally entered into and as previously amended may be found in the Current Reports on Form 8-K filed by MPC on December 23, 2013 and July 26, 2016, which summaries are incorporated herein by reference.

Certain parties to the Receivables Purchase Agreement and their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending or commercial banking services for MPC and its subsidiaries and affiliates, for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.

The descriptions set forth in this report of the terms and conditions of the Second Amendment are qualified in their entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1
Second Amendment to Receivables Purchase Agreement, dated July 19, 2019, by and among MPC Trade Receivables Company LLC, as seller, Marathon Petroleum Company LP, as servicer, MUFG Bank, Ltd., as administrative agent, certain committed purchasers and conduit purchasers that are parties thereto from time to time and certain other parties thereto from time to time as managing agents and letter of credit issuers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: July 25, 2019	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary